UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2020

AFFILIATED MANAGERS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, West Palm Beach, Florida 33401

(Address of Principal Executive Offices)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further reported in Item 5.07 below, on June 9, 2020, Affiliated Managers Group, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, the stockholders approved the Affiliated Managers Group, Inc. 2020 Equity Incentive Plan. The material terms of the 2020 Equity Incentive Plan were described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 28, 2020. The description of the 2020 Equity Incentive Plan in the definitive proxy statement is incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 9, 2020. At that meeting, the stockholders considered and acted upon the following proposals:

1. The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Samuel T. Byrne	41,848,530	1,006,242	35,918	1,291,292
Dwight D. Churchill	42,407,258	447,819	35,613	1,291,292
Glenn Earle	42,012,751	842,125	35,814	1,291,292
Jay C. Horgen	42,493,016	362,057	35,617	1,291,292
Reuben Jeffery III	42,813,427	40,632	36,631	1,291,292
Tracy P. Palandjian	42,149,352	696,394	44,944	1,291,292
Patrick T. Ryan	41,579,633	1,275,214	35,843	1,291,292
Karen L. Yerburgh	42,204,427	650,723	35,540	1,291,292
Jide J. Zeitlin	41,250,270	1,604,588	35,832	1,291,292

2. Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,342,493	13,493,587	54,610	1,291,292

3. The Approval of the 2020 Equity Incentive Plan. The stockholders voted to approve the 2020 Equity Incentive Plan. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,501,177	14,374,673	14,840	1,291,292

4. Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
39,610,607	4,534,128	37,247

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: June 12, 2020	By:	/s/ David M. Billings
	Name:	David M. Billings
	Title:	General Counsel and Secretary

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